UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2011
AXIM INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 East Liberty Street, Suite 200, Reno, NV		89501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		1-888-597-8899
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective September 30, 2011, the Company issued 13,000,000 shares of Common Stock to 19 shareholders at $ 0.001 per share.  The Company received a total of $ 13,000 in proceeds. Each of the 19 shareholders holds less than 5% of the outstanding shares.

The offer and sale of the shares were exempt from registration pursuant to Regulation S under the Securities Act as such sales were made in offshore transactions to non-U.S. persons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM INTERNATIONAL INC.
/s/ Rosemary Samuels

Rosemary Samuels
President, CEO, CFO, and Director
Date:	October 6, 2011